SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    March 27, 2002
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)           (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                     (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

The Rights Agreement, dated as of January 5, 2000, between Unocal Corporation, and Mellon Investor Services LLC, has been amended effective March 27, 2002. The amendment is filed as an exhibit under Item 7(c) of this report.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits

                  10 Amendment to Rights Agreement, dated as of March 27, 2002, between Unocal Corporation and Mellon Investor Services LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
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                                      (Registrant)




Date:  March 28, 2002            By:  /s/ JOE D. CECIL
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                                      Joe D. Cecil
                                      Vice President and Comptroller